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                                   EVERGREEN
                                    SOLAR(R)
COMMON STOCK                  EVERGREEN SOLAR, INC.                 COMMON STOCK

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE   SEE REVERSE
                                                                     FOR CERTAIN
                                                                     DEFINITIONS

                                                               CUSIP 30033R 10 8


THIS IS TO CERTIFY THAT                                          IS THE OWNER OF



           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                          PAR VALUE $.01 PER SHARE, OF


Evergreen Solar, Inc. (hereinafter called the "Corporation") transferable on the books of the Corporation by the holder of record hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed or assigned.
     This Certificate and the shares represented hereby are issued and held subject to the laws of the State of Delaware and the Certificate of Incorporation and By-laws of the Corporation, as from time to time amended (copies of which are on file with the Corporation), to all of which the holder, by acceptance hereof, assents.
     This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


/s/ Richard G. Chleboski                               /s/ Mark A. Farber
------------------------             [SEAL]            ---------------------
CHIEF FINANCIAL OFFICER                                CHIEF EXECUTIVE OFFICER
TREASURER AND SECRETARY                                AND PRESIDENT


COUNTERSIGNED AND REGISTERED:
    AMERICAN STOCK TRANSFER & TRUST COMPANY
                                     TRANSFER AGENT
                                      AND REGISTRAR


                               AUTHORIZED SIGNATURE



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                             EVERGREEN SOLAR, INC.

     The Corporation has more than one class of stock. The Corporation will furnish without charge to each stockholder upon written request a copy of the full text of the preferences, voting powers, qualifications and special and relative rights of the shares of each class of stock and any series thereof.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -as tenants in common
TEN ENT  -as tenants by the entireties
JT TEN   -as joint tenants with right of survivorship and not
          as tenants in common

UNIF GIFT MIN ACT-                    Custodian
                  ..............................................
                  (Cust)                                 (Minor)

                  under Uniform Gifts to Minors
                  Act
                     ..........................
                             (State)

    Additional abbreviations may also be used though not in the above list.

For value received,                       hereby sell, assign and transfer unto
                   ----------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

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--------------------------------------------------------------------------Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ---------------------------------------------

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Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,
      ------------------------

                         -------------------------------------------------------
                 NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
                         THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.



                         -------------------------------------------------------
SIGNATURE(S) GUARANTEED: THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
                         GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.


     Keep this certificate in a safe place. If it is lost, stolen, or destroyed the Corporation may require a bond of indemnity as a condition to the issuance of a replacement certificate.




                           AMERICAN BANK NOTE COMPANY
                             55TH and SANSOM STREET
                             PHILADELPHIA, PA 19139
                                 (215) 764-8600
                         SALES: D. BURNS: 617-786-7600
                   /HOME 46 / LIVE JOBS / E / Evergreen 68148

              PRODUCTION COORDINATOR: MARY TARTAGLIA: 215-764-8621
                           PROOF OF OCTOBER 18, 2000
                             EVERGREEN SOLAR, INC.
                                   H 68148 BK
                              OPERATOR:   HJ
                                      NEW